UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2014

TRANSATLANTIC CAPITAL INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50482	98-0377767
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1400 Veterans Memorial Highway, Suite 134-271
Mableton, GA		30126
(Address of principal executive offices)		(Zip Code)

1.404.537.2900
Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes to Registrant's Certifying Accountant.

On May 27, 2014 as previously filed, a change of control of the Registrant took place.  The Registrant prior to that date, operated entirely from of the State of Israel where it no longer operates.  Its independent registered public accounting firm operates entirely in the State of Israel.  Effective December 3, 2014, the Company, after review and approval of the Company’s Audit Committee, appointed Anton & Chia, LLP as the Company’s new independent registered public accounting firm.

The reports of Brazily & Co. on the Company’s financial statements as of and for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s most recent fiscal years ended ended December 31, 2013 and 2012 and through the date, December 3, 2014, there were: (i) no disagreements with Brazily & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Brazily & Co., would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Brazily & Co. with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Brazily & Co. furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of Brazily & Co.’s letter dated December 3, 2014 is attached as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recently completed fiscal years and through the date of the Company’s engagement of Anton & Chia, LLP, neither the Company nor anyone on behalf of the Company consulted with Anton & Chia, LLP regarding (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written or oral advice was provided by Anton & Chia, LLP  that was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit Index

Exhibit No.:	Description:

16.1	Letter from Brazily & Co. to the Securities and Exchange Commission dated December 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 8, 2014	TRANSATLANTIC CAPITAL INC.

	By:	/s/ Joshua Griggs
Joshua Griggs
Chief Executive Officers